UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2010

ZYGO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12944 (Commission File Number)	06-0964500 (IRS Employer Identification No.)

Laurel Brook Road Middlefield, Connecticut (Address of principal executive offices)	06455-0448 (Zip Code)

Registrant’s telephone number, including area code: (860) 347-8506

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 19, 2010, Zygo Corporation issued a press release announcing the appointment of Chris Koliopoulos as President and Chief Executive Officer and related matters. The press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

The following exhibit is filed herewith and the following list is intended to constitute the exhibit index:

Exhibit Number	Exhibit Title
99.1	Press release, dated January 19, 2010, announcing the appointment of Chris Koliopoulos as President and Chief Executive Officer and related matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: January 19, 2010

By: /s/ WALTER A. SHEPHARD

Name: Walter A. Shephard

Title: Vice President Finance, CFO, and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release, dated January 19, 2010, announcing the appointment of Chris Koliopoulos as President and Chief Executive Officer and related matters.